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                                                                  EXHIBIT 10(26)

[AXSYS LETTERHEAD]
October 15, 1997

HAND DELIVERY

The CIT Group/CrF Securities Investment, Inc.
Attention:  James P. Shanahan, Esq.
650 CIT Drive
Livingston, New Jersey  07039-5795


          RE:  Warrant dated October 15, 1997 to purchase
               6,269 shares of Common Stock at an exercise price of $1.70 per share of Common Stock (the
               "Warrant")

Dear Ms. Beroza:

          Reference is made to the above-referenced Warrant whereby The CIT Group/CrF Securities Investment, Inc. ("Warrantholder"), as assignee and wholly-owned subsidiary of The CIT Group/Credit Finance, Inc. ("CIT Finance"), is entitled to register the shares of common stock par value $.01 per share (the "Common Stock") of Axsys Technologies, Inc. (the "Company"), issuable upon exercise of the Warrant currently held by Warrantholder. Warrantholder confirms that instead of exercising the Warrant and selling the shares of Common Stock issuable upon such exercise in the contemplated public offering of the Common Stock pursuant to a Registration Statement (the "Registration Statement") filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Offering"), and notwithstanding anything to the contrary in the Warrant, Warrantholder agrees to sell to the Company and the Company agrees to repurchase from Warrantholder the Warrant upon the terms and conditions set forth below:

          1. Waiver of Notice. Warrantholder confirms and ratifies the waiver of any failure by the Company to deliver notice pursuant to Section 3.2 of the Warrant or any defect in the form of such notice relating to the Offering.

          2. Repurchase. The Company will repurchase the Warrant at a price per share of Common Stock subject to the Warrant equal to the excess of the public offering price per share as set forth in the final prospectus for the Offering, less the underwriting discount per share, over the exercise price per share of the Warrant. The public offering price per share will be determined by the Pricing Committee of the Board of Directors of the Company.

          3.   Representations and Warranties of the
Company.  The Company hereby represents and warrants that:

               (a)  The Company has all requisite corporate
     power and authority to enter into this agreement and to
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     consummate the transactions contemplated hereby.

               (b)  The execution and delivery by the
     Company of this agreement, and the consummation by the Company of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Company.

               (c)  This agreement has been duly executed
     and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

               (d)  Neither the execution and delivery of
     this agreement nor the consummation of the transactions contemplated hereby will (i) violate or conflict with, or constitute a default under, or cause the acceleration of the maturity of any debt obligation pursuant to, any material agreement or commitment to which the Company is a party or by which the Company is bound, (ii) conflict with, or result in a breach of, the charter and bylaws of the Company, (iii) violate any order, judgment or decree applicable to the Company, or (iv) violate any provision of any federal, state, local and foreign laws, rules and regulations (collectively, the "Laws").

               (e)  No consent, approval or authorization
     of, or declaration, filing or registration with, any governmental or regulatory authority is required in connection with the Company's execution and delivery of this agreement and consummation of the transactions contemplated hereby, except for such consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority which is required in connection with the filing of the Registration Statement.

          4.   Representations, Warranties and Covenants of
Warrantholder. Warrantholder hereby represents, warrants and covenants that:

               (a)  Warrantholder has all requisite power
     and authority to enter into this agreement and to consummate the transactions contemplated hereby.

               (b)  The execution and delivery by
     Warrantholder of this agreement, and the consummation by Warrantholder of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Warrantholder.

               (c)  This agreement has been duly executed
     and delivered by Warrantholder and constitutes a valid and binding obligation of Warrantholder enforceable against Warrantholder in accordance with its terms, except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

               (d)  Warrantholder has good title to the
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     Warrant, free and clear of any lien, pledge, security
     interest or other encumbrance whatsoever, and, upon transfer of the Warrant to the Company pursuant to this agreement and upon receipt of the purchase price set forth in Section 2 hereof, the Company will acquire good title to the Warrant free and clear of any lien, pledge, security interest or other encumbrance whatsoever.

               (e)  Warrantholder will not (i) exercise the
     Warrant or seek to have the shares issuable upon such exercise registered pursuant to the Warrant and (ii) sell, transfer, assign, pledge or otherwise dispose of the Warrant beneficially owned by it, other than pursuant to this agreement (unless this agreement is terminated as provided in Section 8 hereof).

               (f)  Neither the execution and delivery of
     this agreement nor the consummation of the transactions contemplated hereby will (i) violate or conflict with, or constitute a default under, or cause the acceleration of the maturity of any debt obligation pursuant to, any material agreement or commitment to which Warrantholder is a party or by which Warrantholder is bound, (ii) conflict with, or result in a breach of, the charter and bylaws of Warrantholder, (iii) violate any order, judgment or decree applicable to Warrantholder, or (iv) violate any provision of the Laws.

               (g)  No consent, approval or authorization
     of, or declaration, filing or registration with, any governmental or regulatory authority is required in connection with Warrantholder's execution and delivery of this agreement and consummation of the transactions contemplated hereby.

          5.   Condition to the Company's Obligation.  The
Company's obligation to repurchase the Warrant under the terms of this agreement is contingent on the sale by the Company in the Offering of at least 1,064,809 shares of Common Stock.

          6. Closing. The repurchase of the Warrant and payment therefor shall take place concurrently with the closing of the Offering. At the closing of the repurchase of the Warrant, Warrantholder will deliver to the Company the original executed Warrant and, in exchange therefor, the Company will make payment by wire transfer of the amount determined pursuant to Section 2 hereof to the Warrantholder to the following account: The CIT Group Holding Inc./CrF Securities, Investment, Inc., Chase Manhattan Bank, Account # 026036503, ABA # 021000021.

          7.   Continued Effectiveness of the Warrant.  The
Warrant shall remain in full force and effect until repurchased by the Company, subject to the waivers agreed upon in the introductory paragraph above.

          8.   Termination.  This agreement may be
terminated by the Company at any time if the Offering is abandoned prior to December 31, 1997 and shall automatically terminate on such date if the Offering is not then
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consummated.

          9. Counterparts. This letter agreement may be executed in counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same agreement.



          [The Remainder of this Page Intentionally Left
Blank]

          Please confirm your agreement with the foregoing by signing and returning to the undersigned the duplicate copy of this letter enclosed herewith.

                              Very truly yours,

                              Axsys Technologies, Inc.


                              By:  /s/ Louis D. Mattielli
                                  -----------------------
                                     Louis D. Mattielli
                                     Vice President and
                                      General Counsel

Accepted and Agreed
as of the date first above written

The CIT Group/CrF Securities Investment, Inc.


By:
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   Name:
   Title: